Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of GlucoTrack Inc. (formerly: Integrity Applications, Inc.) (the “Company”) for the period ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul Goode, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ Paul Goode
Date: March 31, 2022		Paul Goode
Principal Executive Officer
(Principal Executive Officer)